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                                                                   Exhibit 10.1


PROMISSORY NOTE


  $17,322.00                                                BALTIMORE, MARYLAND
                                                           as of March 31, 2000

WITHIN THREE YEARS, the undersigned promises to pay to the order of The Chapman Co., Seventeen thousand three hundred twenty-two dollars
($17,322.00), at its offices in Baltimore, Maryland, together with interest thereon from the date hereof until paid at the rate of 6.45% per annum.



                                                  -----------------------------
                                                  Nathan A. Chapman, Jr.